UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2012

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  Election of Directors

 (d)           On February 3, 2012, the Board of Directors (the “Board”) of Accuride Corporation (the “Company”) appointed Lewis M. Kling as a member of the Board, filling the vacancy created by the departure of former director Robert J. Kelly in July 2011.  In connection with such appointment, the Company will enter into an indemnification agreement with Mr. Kling in a form previously approved by the Board.  Mr. Kling will receive the standard compensation paid to the Company’s non-employee directors, which includes an initial grant of 6,393 restricted stock units (“RSUs”), which vest on February 3, 2016, and an annual grant of 7,712 RSUs, which vest on February 1, 2013.

Mr. Kling does not have any family relationships with any of Accuride’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

Mr. Kling served as President, Chief Executive Officer, and a Director of Flowserve Corporation from September 2005 to October 2009, and served as Executive Vice Chairman until retiring in February 2010.  Prior to becoming President and CEO, Kling served as Flowserve’s Chief Operations Officer from July 2004 to September 2005.  Prior to joining Flowserve, Mr. Kling was employed by SPX Corporation, serving as a Group President, Corporate Vice President and Officer.  Additionally, he served as President of Dielectric Communications for General Signal (which was acquired by SPX in 1998).  Mr. Kling also worked for AlliedSignal Aerospace, where he served as Senior Vice President and General Manager of Commercial Avionics Systems and Chairman of the Board of the American Russian Integrated Avionics joint venture.  Previously, he worked for Harris Corporation, where he served as Vice President and General Manager of its Electronic Systems Division.  Mr. Kling began his career in the Apollo Support Department (later, Simulation and Control Systems) at General Electric Company, where he served for 24 years in a number of management positions.  Mr. Kling has more than 35 years of experience leading engineering and manufacturing operations, as he has held numerous key management positions with large global businesses.  Currently Mr. Kling serves on the Board of Directors at Eastman Chemical Corporation, the National Jewish Health (Hospital), Capital Safety Group and also serves as a partner and Chairman of Zelo Public Relations.  Mr. Kling holds a bachelor’s degree in electrical engineering from Rensselaer Polytechnic Institute and an MBA from Stetson University.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
Date:	February 7, 2011	/s/ Stephen A. Martin
Stephen A. Martin
Senior Vice President / General Counsel

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